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                                                                          [logo]

                                                              CRABBE HUSON FUNDS

                                                                      PROSPECTUS


                                                                    OCT. 1, 1996



                                                                    CRABBE HUSON
                                            SMALL CAP FUND - INSTITUTIONAL CLASS

                            ----------------------------------------------------


                                                                    CRABBE HUSON
                                     ASSET ALLOCATION FUND - INSTITUTIONAL CLASS

                            ----------------------------------------------------


                                                                    CRABBE HUSON
                                               EQUITY FUND - INSTITUTIONAL CLASS

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                ------------------------------------------------

                               TABLE OF CONTENTS
                       ----------------------------------


                                                                                 PAGE
Summary of Key Information...................................................          4
Expense Data.................................................................          5
Investment Objective and Policies............................................          6
Fundamental Policies.........................................................          9
Characteristics, Risks of Securities and Investment Techniques...............         11
Management of the Funds......................................................         19
Control Persons..............................................................         21
Net Asset Value..............................................................         21
Performance Comparisons......................................................         21
Allocation of Brokerage......................................................         23
Capital Structure............................................................         23
Yield........................................................................         24
Investor Services............................................................         24
How to Purchase Your Shares..................................................         26
How to Redeem Your Shares....................................................         28
How to Exchange Your Shares..................................................         30
When Transactions are Recorded in Your Account...............................         32
Statements...................................................................         32
Special Situations...........................................................         32
Special Services.............................................................         33
Dividends, Capital Gains, Taxes..............................................         33
Appendix A...................................................................         36
Appendix B...................................................................         39

                   ------------------------------------------


                                   PROSPECTUS
                                OCTOBER 1, 1996

                     --------------------------------------

    Shares of the Institutional Class of the following three mutual funds (individually, a "Fund" and, collectively, the "Funds") are offered in this
Prospectus:

        - CRABBE HUSON SMALL CAP FUND
        - CRABBE HUSON EQUITY FUND
        - CRABBE HUSON ASSET ALLOCATION FUND

    Each Fund's shares offered in this Prospectus are sold at net asset value with no sales load.


    This Prospectus concisely sets forth information about the Funds an investor ought to know, and should be retained for future reference. A Statement of Additional Information dated October 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC"). It may be obtained free of charge by calling (800) 541-9732. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Each Fund has its own investment objectives and policies designed to meet different investment goals. As is the case for all mutual funds, attainment of each Fund's investment objective cannot be assured.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

A COPY OF THIS PROSPECTUS MUST BE DELIVERED TO RESIDENTS OF CERTAIN STATES PRIOR TO CONSUMMATION OF A SALE OF SHARES IN THE FUND.

                   ------------------------------------------

                           SUMMARY OF KEY INFORMATION
                       ----------------------------------

    The information below is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Funds' Statement of Additional Information.

CRABBE HUSON SMALL CAP FUND
(the "Small Cap Fund") seeks to provide long-term capital appreciation. It pursues this objective through a flexible policy of investing in a diversified portfolio of carefully selected stocks that have small market capitalization.

CRABBE HUSON EQUITY FUND
(the "Equity Fund") seeks to provide long-term capital appreciation. It pursues this objective by investing in a diversified portfolio of common stocks which are widely and actively traded and that have large market capitalizations.

CRABBE HUSON ASSET ALLOCATION FUND
(the "Asset Allocation Fund") seeks preservation of capital, capital appreciation and income. It pursues these objectives by investing in stocks, fixed income securities, and cash and cash equivalents.

    Each of the Funds is a separate series of the Crabbe Huson Funds, a Delaware business trust operating as an open-end management investment company. Each fund operates as a diversified fund. The Funds are managed by The Crabbe Huson Group, Inc. (the "Adviser").

    Shares of the Funds may be purchased directly from the Funds by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals, or through certain broker-dealers, financial institutions, and other financial intermediaries who have entered into agreements with the Fund (collectively, "Financial Intermediaries"). For information about how to purchase, redeem or exchange shares of the Funds, see "INVESTOR SERVICES" in this Prospectus.

    The Institutional Class of shares of each Fund is offered pursuant to this Prospectus. Each of the Funds offer or intend to offer additional classes of shares to investors eligible to purchase those shares, including shares of a Primary Class, currently offered by each Fund. Each class of shares has or will have different fees and expenses than the class of shares offered by this Prospectus and those different fees and expenses may affect performance. To obtain information concerning the other class of shares not offered in this Prospectus, call (800) 541-9732 or contact your Financial Intermediary.

    Because the Funds have the same adviser, officers and trustees and have similar investment privileges, the Funds believe you will find this combined Prospectus useful and informative in understanding the important features of the Funds and their similarities and differences. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus concerning the Funds.

    Each of the Funds is subject to the risks of investments in common stock, principally that the prices of stocks can fluctuate dramatically in response to company, market, or economic news. The Equity and Asset Allocation Funds historically have had turnover rates in their portfolios in excess of 75% per year, resulting in potentially higher brokerage costs and the potential loss of advantageous long-term capital gain treatment for tax purposes. See "Taxes" and "Allocation of Brokerage." In addition, each of the Funds may invest up to 35% of its total assets in securities issued by foreign issuers. The Small Cap Fund has a limited operating history. For additional information about specific risk factors associated with an investment in each of the Funds, see "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES."

                     --------------------------------------

                                  EXPENSE DATA
                       ----------------------------------

    The following information is provided in order to help you understand the various costs and expenses that you as an investor in the Funds, will bear, directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases....................       NONE
Maximum Sales Load Imposed on Reinvested Dividends.........       NONE
Deferred Sales Load........................................       NONE
Redemption Fees............................................       NONE
Exchange Fees..............................................       NONE

                       ANNUAL FUND OPERATING EXPENSES(1)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                              ASSET
                                                     SMALL CAP   EQUITY    ALLOCATION
                                                      FUND(1)     FUND        FUND
                                                     ---------------------------------
Management Fees (after waiver).....................       .75%       .90%        .96%
12b(1) Fees........................................       none       none        none
Other Expenses (after reimbursement)...............       .25%       .10%        .04%
TOTAL FUND OPERATING EXPENSES
  (AFTER REIMBURSEMENT OR WAIVER)(2)...............      1.00%      1.00%       1.00%

EXAMPLE    ---------------------------------------------------------------------
Assuming, hypothetically, that each Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:(3)


                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                  --------------------------------------------------
Small Cap Fund..................................   $      10    $      32    $      55    $     123
Equity Fund.....................................          10           32           55          123
Asset Allocation Fund...........................          10           32           55          123


    The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Certain broker dealers, financial institutions and financial advisers also may charge their clients fees in connection with investment in the Funds, which fees are not reflected in the above table.

(1) The percentages as set forth in the table under the caption "Other Expenses" have been estimated based upon the expected asset levels and the amount of expenses to be incurred during the current fiscal period ending October 31, 1996.


(2) For the fiscal period through October 31, 1996 and for the fiscal year ending October 31, 1997, the Adviser has agreed to reimburse "Other Expenses" of each Fund to the extent Total Fund Operating Expenses exceed 1.00%. Under this arrangement, the Adviser will reimburse "Other Expenses" in order to limit Total Fund Operating expenses to 1.00% of the Funds' average daily net assets.


(3) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, THE FUNDS' ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESSER THAN 5%.

                     --------------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES
                       ----------------------------------

    Each Fund's investment objective is discussed below in connection with the Fund's investment policies. The descriptions are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.

    Each Fund follows a basic value, contrarian approach in selecting stocks for its portfolio. The Funds put primary emphasis on balance sheet and cash flow analysis and on the relationship between the market price of a security and its value as a share of an ongoing business. These investments represent "special" situations or opportunities that arise when companies, whose long-term financial structure is intact, run into short-term difficulties that present an opportunity to buy these companies' stocks at substantial discounts. The Funds' basic value approach is based on the Adviser's belief that the securities of many companies often sell at a discount from the securities' estimated theoretical (intrinsic) value. The Funds attempt to identify and invest in such undervalued securities, anticipating that capital appreciation will be realized as the securities' prices rise to their estimated intrinsic value. This approach, while not unique, contrasts with certain other methods of investment analysis, which rely upon market timing, technical analysis, earnings forecasts, or economic predictions.

    CRABBE HUSON SMALL CAP FUND seeks to provide its investors long-term growth of capital by investing in a diversified portfolio of selected domestic and foreign securities. The Fund will invest principally in common stocks and, secondarily, preferred stocks and bonds. The production of current income is secondary to the primary objective. The Fund seeks to invest up to 100%, and under normal conditions at least 65%, of its total assets in securities of companies that have small market capitalization (under $1,000,000,000).

    The Adviser believes that common stock will generally, over the long-term, offer the greatest potential for capital appreciation and preservation of purchasing power. Investments in small growth companies may involve greater risks and volatility than more traditional equity investments due to some of these companies potentially having limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Small Cap Fund is not intended as a complete investment vehicle, but rather as an investment for persons who are in a financial position to assume above average risk and share price volatility over time. The Small Cap Fund may be appropriate only for investors who have a longer term investment horizon or perspective. For a further description of the risks associated with an investment in the Fund, see "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES."

    CRABBE HUSON EQUITY FUND seeks long-term capital appreciation. The Fund will seek to achieve this objective by investing in a carefully chosen portfolio consisting primarily of common stock. It will focus its investments in widely and actively traded stocks with medium (from $1,000,000,000 to $3,000,000,000) and large market capitalizations (in excess of $3,000,000,000).

    Under normal market conditions, the Fund intends to have at least 65% of its total assets invested in common stock. The Fund will purchase and hold for

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investment common stock, and may also purchase convertible and nonconvertible preferred stocks and bonds or debentures. The Fund may invest up to 35% of its total assets in foreign securities. Although the Fund intends to adapt to changing market conditions, the Adviser believes that common stock will generally, over the long-term, offer the greatest potential for capital appreciation. Therefore, the Fund may be appropriate for investors who have a longer term investment horizon or perspective.

    CRABBE HUSON ASSET ALLOCATION FUND seeks to provide for its shareholders preservation of capital, capital appreciation and income. The Fund seeks to achieve these objectives by a flexible policy of investing in a select portfolio of common stocks, fixed income securities, cash or cash equivalents. Depending upon economic and market conditions, the Fund may invest as little as 20%, or as much as 75%, of its entire portfolio in common stocks. The Adviser will purchase common stocks which, in its opinion, have the greatest potential for capital appreciation. The remaining portion of the portfolio will be invested in fixed income securities, cash or cash equivalents. The fixed income securities that the Fund will invest in consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. There are no limitations on the average maturity of the Fund's portfolio of fixed income securities. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. For a discussion of the ratings of the fixed income securities to be held by the Fund see "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES."

    Many factors will be considered in determining what portion of the portfolio will be invested in stocks, fixed income securities, or cash and cash equivalents. The Adviser will constantly monitor and adjust its weighting of investments in any particular area to adapt to changing market and economic conditions. Since its inception, the Fund has generally invested its net assets 45% to 55% in fixed income securities, 25% to 55% in common stocks, and 5% to 30% in cash, cash equivalents or other money market instruments. Furthermore, the Fund may take advantage of opportunities to earn short-term profits if the Adviser believes that such a strategy will benefit the Fund's overall objective in light of the increased tax and brokerage expenses associated with such a strategy.

                     --------------------------------------

                              FUNDAMENTAL POLICIES
                       ----------------------------------

    Unless set forth below as a "Fundamental Policy," each Fund's investment policies, including its investment objective discussed previously, may be changed without shareholder approval. A Fundamental Policy may not be changed without a vote of the holders of "a majority of the outstanding voting securities" of the Fund, as such term is defined in the 1940 Act. For further discussion concerning these Fundamental Policies, see "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

    ISSUER AND INDUSTRY RESTRICTIONS. Each Fund's investment restrictions include a prohibition on investing more than 5% of its total assets (at the time of the purchase) in the securities of any one issuer. This policy, however, does not include investments in U.S. Government securities.

    BORROWING RESTRICTIONS. Each Fund may borrow up to one-third of the value of its total assets, although the Equity Fund and the Asset Allocation Fund may only borrow in the case of an emergency. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Saturdays, Sundays and holidays), reduce its indebtedness to the extent necessary to satisfy the one-third test. Further, the Equity Fund and the Asset Allocation Fund are both prohibited from purchasing securities when the Fund's total borrowings exceed 5% of its total assets.

    FIXED INCOME SECURITIES. The Small Cap, Equity and Asset Allocation Funds may each invest up to 20% of its total assets in fixed income securities that are either unrated or are rated less than Baa by Moody's or BBB by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of these Fund's total assets may be invested in fixed income securities that are unrated (including convertible stock). See "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES" for a discussion concerning the purchase of below investment grade securities.


    ILLIQUID SECURITIES. Both the Equity and Asset Allocation Fund may not invest more than 10% of their net assets in illiquid securities. The Small Cap Fund may invest no more than 5% of its total assets in a combination of illiquid securities and/or securities of issuers, including their predecessors, which have been in existence less than three years. The following securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); and (3) any other securities in which a Fund may invest that are not readily marketable. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. In determining whether a security is liquid, the Board shall consider whether the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

    Securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933 shall not be considered illiquid. Since it is not possible to predict with assurance how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

    OPTIONS AND FUTURES TRANSACTIONS. Each of the Funds may invest up to 10% of its total assets in both put or call options and futures contracts.

    INVESTMENT IN ISSUERS OF WHICH SHAREHOLDERS AND TRUSTEES OWN SHARES. The Small Cap Fund may not invest in securities of issuers of which the officers and trustees of the Fund, as a group, own beneficially more than five percent of the securities of that issuer.

    OTHER INVESTMENT COMPANIES. Each of the Funds may invest in the securities of other registered investment companies under the circumstances described under "SECURITIES OF OTHER INVESTMENT COMPANIES" in the Statement of Additional Information, and to the extent permitted under Section 12 of the 1940 Act. Currently, no more than 10% of the total assets of a Fund may be so invested, no more than 5% of total assets of a Fund may be invested in the securities of any other single investment company, and no more than 3% of the total outstanding voting stock of an investment company may be purchased. Investments in the securities of other registered investment companies are or may be subject to duplicate expenses resulting from the management of the portfolio investment company as well as those of the Fund.

    FOREIGN SECURITIES. Each of the Funds may invest up to 35% of its total assets in foreign securities, which may or may not be traded on an exchange.

                     --------------------------------------

                    CHARACTERISTICS, RISKS OF SECURITIES AND
                             INVESTMENT TECHNIQUES
                       ----------------------------------

    The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

    FOREIGN SECURITIES. Each of the Funds may invest up to 35% of its total assets in foreign securities, which may or may not be traded on an exchange. The Funds may purchase securities issued by issuers in any country. Securities of foreign companies are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. As a result, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and they may incur expenses in connection with conversion between various currencies. Subject to its investment restrictions, the Funds may invest in other investment companies that invest in foreign securities.

    Foreign securities may be subject to foreign government taxes that would reduce the income yield on such securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of any foreign withholding taxes would reduce the income a Fund received from any foreign investments.

    Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of the issuer, difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States government. In addition, the net asset value of a Fund is determined and shares of a Fund can be redeemed only on days during which securities are traded on the New York Stock Exchange ("NYSE"). However, foreign securities held by a Fund may be traded on Saturdays or other holidays when the NYSE is closed. Accordingly, the net asset value of a Fund may be significantly affected on days when an investor has no access to the Fund.

    In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain foreign countries, there is a possibility of expropriation, nationalization, or confiscatory taxation, which could affect investment in those countries.

    Each of the Funds may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and the Pacific Rim. The considerations noted above regarding the risks of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may be more volatile than markets of developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

    PUT, CALL OPTIONS, FUTURES CONTRACTS. Each of the Funds may use options and futures contracts to attempt to enhance income, and to reduce the overall risk of its investments ("hedge"). These instruments are commonly referred to as "derivative instruments" due to the fact that their value is derived from or related to the value of some other instrument or asset. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits, and tax considerations. Appendix B to this prospectus describes the instruments that the Funds may use and the way the Funds may use the instruments for hedging purposes.

    Each of the Funds may invest up to 10% of its total assets in premiums on put and call options, both exchange-traded and over-the-counter and write call options on securities the Fund owns or has a right to acquire. Each of these Funds may also purchase options on securities indices, foreign currencies, and futures contracts. Besides exercising its option or permitting the option to expire, prior to expiration of the option, a Fund may sell the option in a closing transaction. The Funds may only write call options that are covered. A call option is covered if written on a security a Fund already owns.

    Each of the Funds may invest in interest futures contracts and may invest in stock index futures provided that the aggregate initial margin of all futures contracts in which the Fund invests shall not exceed 10% of the total assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. Upon entering into a futures contract, the Fund will set aside liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations in a segregated account with the Fund's custodian to secure its potential obligation under such contract.

    The principal risks of options and futures transactions are: (a) imperfect correlation between movements in the prices of options or futures contracts and movements in the prices of the securities hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts, which may be unlimited, from market movements not anticipated by the Adviser; (e) possible need to defer closing out certain options or future contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). For a further discussion of Put, Call Options and Futures contract, see the Statement of Additional Information "Special Investment Risks."

    FIXED INCOME SECURITIES. Each Fund may invest up to 20% of its total assets in fixed income securities, including convertible securities, that are either unrated or rated below the fourth highest category by Moody's or S&P, although not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated. Such high-yielding, lower-rated securities are commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in such securities normally involves a greater degree of investment and credit risk than does investment in a high-rated security. In addition, the market for such securities is usually less broad than the market for higher-rated securities, which could affect their marketability. The market prices of such securities may fluctuate more than the market prices of higher-rated securities in response to changes in interest rates and economic conditions. Moreover, with such securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of principal and interest.

    INVESTMENT IN REITS. Each Fund may invest in real estate investment trusts ("REITs"). Such investment may not exceed 25% of a Fund's total assets. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. For federal income tax purposes, REITs qualify for beneficial tax treatment by distributing 95% of their taxable income. If a REIT is unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and distributions to its shareholders would therefore be reduced.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.

    REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreements. Repurchase agreements are agreements under which a person purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A Fund will engage in repurchase agreements only with banks or broker-dealers whose obligations would qualify for direct purchase by that Fund. A repurchase agreement involves the obligation of the seller to pay an agreed-upon price, which obligation is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, the Fund could incur costs and delays in realizing upon the collateral.

    MORTGAGE-BACKED SECURITIES. The Asset Allocation Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as Collateralized Mortgage Obligations ("CMOs") and Stripped Mortgage Back Securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future (collectively, "Mortgage-Backed Securities").

    Mortgage pass-through securities represent participation interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

    Payment of principal and interest on some mortgage pass-through securities, but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by the agency or instrumentality of the U.S. Government issuing the security (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agencies' obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

    CMOs are hybrid mortgage related instruments. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class and investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification test.

    SMBS are derivative multiple-class mortgage-backed securities, usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class), while the other class will receive all of the principal (the "principal only" class).

    Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayment on mortgage cash flows. In addition, investing in the lowest tranche of CMOs involves risks similar to those associated with investing in equity securities.

    Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

    If the Mortgage-Backed Security is a fixed-income security, when interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, if the Mortgage-Backed Security represents an interest in a pool of loans with adjustable interest rates, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    If a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities, notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

    SHORT SALES "AGAINST THE BOX." Each of the Funds may engage in short sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

    WHEN ISSUED AND/OR DELAYED DELIVERY. Each of the Funds may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund, with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Such securities are subject to market fluctuations, and no interest accrues to a Fund until the time of delivery. The value of the securities may be less at the time of delivery than the value of the securities when the commitment was made. When a Fund engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. To the extent any Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. No Fund may commit more than 25% of its total assets to the purchase of when-issued and delayed-delivery securities. A separate account of liquid assets consisting of cash, U.S. Government securities or other high grade debt obligations equal to the value of any purchase commitment of a Fund shall be maintained by the Fund's custodian until payment is made.

    ILLIQUID SECURITIES. The Funds may invest in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to a Fund.

    INTEREST RATES. Each Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

    U.S. GOVERNMENT SECURITIES. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the General Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

    LIMITED OPERATING HISTORY OF FUND. The Small Cap Fund commenced operations on February 16, 1996 and thus has a limited operating history.

    SMALL COMPANIES. The Small Cap Fund intends to invest in small market capitalization companies. Investing in such securities may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer outstanding shares than larger companies, it may be difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.

    LENDING OF PORTFOLIO SECURITIES. The Funds may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. The Funds believe that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made if the aggregate of such loans would exceed 20% of the value of a Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case the Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in loaning portfolio securities, loans will be made only to firms or broker-dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. For additional disclosure, see "INVESTMENT RESTRICTIONS--LOANS OF PORTFOLIO SECURITIES" in the Statement of Additional Information.

    PORTFOLIO TURNOVER. The Funds generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the Funds, as well as additional realized gains and/or losses to shareholders. See "ALLOCATION OF BROKERAGE," and "TAXES" in the Prospectus. The annual portfolio turnover rate of the Funds may at times exceed 100%. The portfolio turnover rates are shown in the Condensed Financial Information section of this Prospectus.

    TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Funds may invest up to 100% of their assets in fixed income securities, cash and cash equivalents. The fixed income securities in which each Fund will invest in such a situation shall consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The fixed income securities will be rated investment grade or higher (BBB by S&P and Baa by Moody's) and will have maturities of three years or less. When the Fund assumes a temporary defensive position, it may not invest in securities designed to achieve its investment objective.

                     --------------------------------------

                                 MANAGEMENT OF
                                   THE FUNDS
                       ----------------------------------

    The Funds are managed by the Trust's Board of Trustees, and all powers and authorities are exercised by or under the direction of the Board of Trustees.

    ADVISER. Subject to the policies of, review by, and overall control of the Board of Trustees of the Trust, the Adviser has been retained by each Fund to act as its manager and investment adviser pursuant to investment advisory agreements.

    The Adviser was incorporated in 1980 and has been engaged in the business of providing investment advice since July 1, 1980 to individual and institutional accounts, such as corporate pension and profit sharing plans, as well as mutual funds. The Adviser currently has over $4 billion in assets under management. The address of the Adviser is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204.

    James E. Crabbe and Richard S. Huson are controlling shareholders of the Adviser. Mr. Crabbe and Mr. Huson are primarily responsible for the day-to-day management of the Adviser. Mr. Crabbe is President and a director of the Adviser and Mr. Huson is Vice President, Secretary and a director.

    Each Fund pays the Adviser a fee for its services that accrues daily and is payable bi-monthly. Fees are based on a percentage of the average daily net assets of each Fund, as set forth below:

NET ASSET VALUE                                      ANNUAL RATE
--------------------------------------------------  -------------
First $100 million................................        1.00%
Next $400 million.................................        0.85%
Amounts over $500 million.........................        0.60%

    Fees paid by each of the Funds are higher than those paid by most other mutual funds, although the fees paid by these Funds are comparable to mutual funds with similar objectives and policies. From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse certain Fund expenses without further notification of the commencement or termination of such waiver or reimbursement. Any such waiver or reimbursement will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors. Additionally, many states require that mutual funds meet certain expense limitations. The Funds, their Adviser, Distributor, and Transfer Agent intend to qualify, meet, or conform to any individual state requirements while the Funds are registered in that state. The Funds bear all expenses incurred in their operation as they are incurred, other than those assumed by the Adviser or the Distributor.

    Management of the Small Cap Fund portfolio is handled on a day-to-day basis by a team consisting of Mr. Crabbe and John W. Johnson. Mr. Crabbe is coordinator of the team. Mr. Crabbe has served in various management positions with the Adviser since 1980 and has managed the portfolio of the Crabbe Huson Special Fund since January 1, 1990. Prior to joining the Adviser, Mr. Johnson was a private investment banker from November, 1991 to May, 1995. Between August, 1988 and November, 1991, Mr. Johnson was Director of Equity Investments for Kennedy Associates.

    The portfolios of the Equity and Asset Allocation Funds are managed on a day-to-day basis by a team consisting of John E. Maack, Jr., Marian L. Kessler, Robert E. Anton, Garth R. Nisbet and Mr. Huson. Mr. Huson is coordinator of the team. Mr. Huson has served in various management positions with the Adviser since 1980. Mr. Maack has been employed as a portfolio manager and securities analyst by the Adviser since 1988. Ms. Kessler joined the Adviser in August, 1995. From September, 1993 until July, 1995, Ms. Kessler was a portfolio manager with Safeco Asset Management. Between August, 1986 and June, 1993, Ms. Kessler was an equity analyst for IDS Financial Services. Mr. Anton joined the Adviser in June, 1995. Prior to joining the Adviser, Mr. Anton served 17 years as Chief Investment Officer, Portfolio Manager at Financial Aims Corporation. Mr. Nisbet joined the Adviser in April, 1995. From February, 1993 until March, 1995, Mr. Nisbet worked for Capital Consultants, Inc. as a portfolio manager of its fixed income portfolio. Prior to joining Capital Consultants, Mr. Nisbet was a Vice President and the fixed income portfolio manager at Lincoln National Investment Management.

    ADMINISTRATORS. The Funds have retained State Street Bank and Trust Company ("State Street") to provide administrative services to the Funds. Such services relate to administration, operations and compliance. For such services, the Funds have agreed to pay State Street a fee based on the total assets of the funds managed by the Adviser. The fee shall be as follows: first $500 million managed by Adviser -- .06%; next $500 million -- .03%; thereafter -- .01%. Each Fund pays its pro rata share of such fee.

    CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as Custodian of the cash and securities of each Fund.

    State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, 800-541-9732, acts as Transfer Agent and Dividend Disbursing Agent for the Fund. The Transfer Agent uses Boston Financial Data Services, a 50% owned subsidiary, as its servicing agent in carrying out the Transfer Agent's responsibilities to the Fund.

    DISTRIBUTOR. Shares of the Funds are distributed by Crabbe Huson Securities, Inc. (the "Distributor"). Mr. Crabbe and Mr. Huson own 100% of the stock of the Distributor.

                     --------------------------------------

                                CONTROL PERSONS
                       ----------------------------------


    As of September 20, 1996, 100% of the outstanding voting securities of the Equity Fund and Asset Allocation Fund are owned by The Crabbe Huson Equity Fund, Inc. and The Crabbe Huson Asset Allocation Fund, Inc., respectively.


                     --------------------------------------

                                NET ASSET VALUE
                       ----------------------------------

    The net asset value ("NAV") of a share is determined as of 4 p.m. Eastern Time, or the close of the NYSE, whichever is earlier, on each day during which securities are traded on the NYSE. A class's NAV is the value of a single share. The value of a single share of a class is computed by adding that class's pro rata share of the value of the applicable Fund's investments, cash and other assets, subtracting that class's pro rata share of the value of the applicable Fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.

    Each Fund's assets are valued on the basis of market quotations, if available. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

                     --------------------------------------

                            PERFORMANCE COMPARISONS
                       ----------------------------------

    The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. These services or publications may include Lipper Analytical Services, Inc., Schabacker's Total

Investment Service, CDA Technologies, SEI, Frank Russell Trust, BARRON'S BUSINESS WEEK, CHANGING TIMES, THE FINANCIAL TIMES, FINANCIAL WORLD, FORBES, INVESTOR'S DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, PERSONAL INVESTOR, THE ECONOMIST, THE WALL STREET JOURNAL, INDIVIDUAL INVESTOR, LOUIS RUKEYSER'S WALL STREET, FINANCIAL WORLD, and USA TODAY. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories. The Funds may include presentations of, or may compare their performance or the performance of the Funds' Adviser to a recognized stock index, including the Standard & Poor's 500, Standard & Poor's Mid-Cap 400 Index, Value Line Composite Index, Dow Jones Industrial Average, NASDAQ/OTC Price Index, Russell 2000 Index, Wilshire 5000 Equity Index, the Lehman Brothers Government/Corporate Bond Index and Salomon Bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

    The performance of a specific Fund will be calculated as required by the rules of the SEC. The Funds may also publish average annual total return quotations for recent one, five and ten-year periods and will graphically illustrate the redeemable value of an initial investment over some given period of time. These standardized calculations do not reflect the impact of federal or state income taxes.

    The yields of each of the Funds are not fixed and will fluctuate. The principal value of an investment in each Fund at redemption may be more or less than its original cost. In addition, investments in the Funds are not insured and an investor's yield is not guaranteed.

    The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund. These factors and possible differences in the methods used in calculating investment results should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. You should also consider return quotations relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, return quotations may be higher or lower than past return quotations, and there may be no assurance that any historical return-quotation will continue in the future.

    For more information about the calculation methods used to compute the Fund's investment results, see "YIELD AND PERFORMANCE" in the Statement of Additional Information. The annual report for the Funds contains information about the performance of the Funds, and is available upon request, without charge, by calling Investor Services at (800) 541-9732.

                   ------------------------------------------

                            ALLOCATION OF BROKERAGE
                       ----------------------------------


    The Adviser is responsible for the overall management of the portfolio of each Fund and determines which brokers will execute the purchase and sale of the portfolio securities. The Adviser's foremost objective is to place orders so as to achieve prompt execution at the most favorable price. However, the Adviser is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amounts which another broker might have charged for effecting the same transaction. The Adviser may also execute Fund portfolio transactions with broker-dealers that provide services to the Funds pursuant to a written agreement. Under these arrangements, participating Funds direct the Adviser to execute a portion of the Fund's transactions to a broker-dealer in return for a credit which represents a percentage of the total commissions generated through the broker-dealer. The Fund uses the credit to reduce transfer agent, custodian, shareholder servicing and other expenses of the Fund. Provided the Funds receive prompt execution at competitive prices, the Adviser may execute portfolio transactions through broker-dealers who also sell the Funds' shares. Additional information about portfolio brokerage is included in the Statement of Additional Information.


                     --------------------------------------

                               CAPITAL STRUCTURE
                       ----------------------------------


    Beneficial interests in the Trust are divided into shares, all without par value. The shares may be divided in separate series, with each series representing investments in a particular portfolio and sub-series (classes) of each series, all at the discretion of the Board of Trustees. Shareholders of each of the Funds are entitled to one vote for each dollar of net asset value held. Shareholders shall have the power to vote only on the following matters:
(1) the election of the initial trustees of the Trust, the removal of trustees, and to the extent required by the 1940 Act, the subsequent election of any trustee to fill any vacancy (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of Shareholders, subject to certain restrictions in the 1940 Act); (2) any contract entered into by the Trust to the extent Shareholders' approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Trust or any series thereof to the extent and as provided in the Declaration of Trust; (4) with respect to any amendment of the Declaration of Trust that adversely affects the rights of the shareholder; (5) with respect to derivative actions whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series of the Trust or the Trust shareholders; (6) an amendment of the Fund's Fundamental Policies as set forth in the Trust's By-laws; and (7) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Separate votes are taken by each class of shares, fund or trust, if a matter affects that class of shares, the Fund or the Trust, respectively. Shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by its respective Fund and in the net assets of that Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Amendment to the Declaration of Trust may be made upon approval by shareholders holding the lesser of (i) 67% or more of the shares entitled to vote on the matter, present in person at the meeting or represented by proxy, if holders of more than 50% of the shares entitled to vote on the matter are present, in person or by proxy, or (ii) a majority of the shares issued and outstanding.

                     --------------------------------------

                                     YIELD
                       ----------------------------------

    The SEC has imposed a number of rules and policies regarding the calculation of yield. The Fund intends to continually comply with these rules and policies in their quotation of yield. For an explanation of the method of yield calculation, see "CALCULATION OF PERFORMANCE DATA" in the Statement of Additional Information.

                     --------------------------------------

                               INVESTOR SERVICES
                       ----------------------------------

INFORMATION YOU NEED TO KNOW TO PURCHASE, REDEEM OR EXCHANGE SHARES

Investor Services Telephone:    (800)
                                541-9732
                                Mail:          Crabbe Huson Funds
                                               P.O. Box 8413
                                               Boston, MA 02266-8413
Crabbe Huson "Instant Access":  (800)
                                235-2442
                                Express Mail:  Crabbe Huson Funds
                                               Two Heritage Drive
                                               Quincy, MA 02171
                                Internet:  http://www.contrarian.com

    The Fund's shares are offered to the public with no sales load. Crabbe Huson Securities, Inc. (the "Distributor"), Portland, Oregon, an affiliate of the Adviser and a corporation organized under the laws of Oregon, is the distributor of the Fund's shares. The shares are offered by the Distributor directly to the public or through Financial Intermediaries that have established a shareholder servicing relationship with the Fund or Distributor.

    If there is no account application accompanying this Prospectus, you may obtain one by calling your Financial Intermediary or by calling Investor Services. If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact Investor Services for more information on retirement accounts.

TYPES OF ACCOUNTS AVAILABLE:

    -  Individual, Joint Tenants, Tenants in Common

    -  Trusts

    - Businesses or Organizations (corporations, partnerships or other groups) Gifts or Transfers to Minors

    - Retirement Accounts (Individual Retirement Accounts (IRA), Spousal IRA, Simplified Employee Pension IRA (SEP-IRA), Salary Reduction-SEP IRA (SAR-SEPIRA) or 403(b) Tax Sheltered Accounts)

    - Others (contact Investor Services for information regarding other accounts)

    Note, if you are considering adopting any type of retirement plan, you should consult with your own legal or tax adviser, with respect to the establishment and maintenance of such a plan.


    MINIMUM INVESTMENTS: The minimum investment in any Fund is $1,000,000. Additional Investments in any Fund must be in amounts of at least $10,000. Shares may be purchased through Financial Intermediaries which maintain a single account with a Fund. In those instances, the investment minimums may be satisfied by the Financial Intermediary. See "WHAT YOU SHOULD KNOW ABOUT BUYING SHARES THROUGH A FINANCIAL INTERMEDIARY." The Adviser, in its sole discretion, may waive any minimum purchase requirements. The Funds reserve the right to vary the initial and subsequent investment minimums at any time. The Funds will provide you with written notice of any such change.

                     --------------------------------------

                                HOW TO PURCHASE
                                  YOUR SHARES
                       ----------------------------------

HOW TO OPEN AN ACCOUNT:

-          Mail:           Complete and sign the account application,
                           indicating the Fund, class and dollar amount
                           you want to invest. Mail or express mail your
                           check with your completed application to the
                           appropriate address listed above under
                           "INFORMATION YOU NEED TO KNOW TO PURCHASE,
                           REDEEM OR EXCHANGE SHARES."

-          Exchange:       You may exchange your shares for shares of
                           another Crabbe Huson Fund, provided the
                           dollar value of the shares you desire to
                           exchange meet the minimum investment
                           requirement of the new Fund. Call Investor
                           Services for more information about this
                           option.

-          Financial
           Intermediaries: You may purchase shares in a Fund by
                           contacting your Financial Intermediary. See
                           "WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
                           THROUGH A FINANCIAL INTERMEDIARY."

HOW TO PURCHASE ADDITIONAL SHARES:

-          Mail:           Detach and complete the stub attached to your
                           statement. Make a check payable to Crabbe
                           Huson Funds, write your shareholder account
                           number on your check, and include your
                           investment stub(s) or a note designating how
                           the amount of your check is to be invested by
                           Fund and class. Mail or express mail the
                           above to the appropriate address listed above
                           under "INFORMATION YOU NEED TO KNOW TO PUR-
                           CHASE, REDEEM OR EXCHANGE SHARES."

-          Telephone:      As an existing shareholder, you may also
                           purchase shares by calling Investor Services
                           at the telephone number listed above under
                           "INFORMATION YOU NEED TO KNOW TO PURCHASE,
                           REDEEM OR EXCHANGE SHARES."

-          Wire:           You may purchase shares by wiring funds from
                           your bank account. In order to purchase
                           additional shares by wire transfer, you need
                           to call Investor Services to place your order
                           and then wire transfer your funds to the
                           following wire transfer address: State Street
                           Bank & Trust Co., 225 Franklin Street,
                           Boston, MA 02110, ABA No. 011 000 28, FOR
                           CREDIT: Crabbe Huson, DDA No. 99051039,
                           Shareholder Name, Name of Fund and Class,
                           Shareholder Account Number.

WHAT YOU SHOULD KNOW ABOUT BUYING SHARES BY MAIL:

    If payment and an account application is received in proper form by the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received.

    Make all checks or money orders payable to Crabbe Huson Funds. The Funds will not accept purchases made by cash or credit card. Checks payable to the investor and endorsed to the order of the Fund will not be accepted as payment and will be returned to the sender. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for any losses or fees incurred. In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Funds will only accept a foreign check drawn in U.S. dollars issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the check. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys in fact.

WHAT YOU SHOULD KNOW ABOUT BUYING ADDITIONAL SHARES BY TELEPHONE:

    The Funds may, at their discretion, accept purchase orders from existing shareholders by telephone, although the order is not accompanied by payment for the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the NYSE on that day. Payment for shares ordered in this way must be received by the Funds' Transfer Agent within three business days after acceptance of the order. If payment is not received on time, a Fund may cancel the order and redeem the shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares.

WHAT YOU SHOULD KNOW ABOUT BUYING SHARES THROUGH A FINANCIAL INTERMEDIARY:


    Shares of each Fund are offered through Financial Intermediaries that have established a shareholder servicing relationship with the Fund on behalf of their customers. The Fund pays no compensation to such entities, although the Adviser may make payments to such Financial Intermediaries out of its own management fee revenue, past profits, or other resources. Financial Intermediaries may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or account fees on the purchase and redemption of Fund shares and on maintenance of such accounts. Each Financial Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Financial Intermediaries should consult their Financial Intermediary for information regarding these fees and conditions.


    Financial Intermediaries that have entered into agreements with the Fund and/or its Distributor may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Financial Intermediary could be held liable for resulting fees and losses.

                     --------------------------------------

                                 HOW TO REDEEM
                                  YOUR SHARES
                       ----------------------------------

    You may arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Shares may be redeemed at any time, without charge, at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form from the investor. Payment for all shares redeemed will be made within three business days after receipt of a redemption request in proper form except (as outlined by the 1940
Act) during a period when 1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, 2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or 3) an emergency exists making disposal of portfolio securities or valuation of net assets of the applicable class not reasonably practicable.

    When a request for redemption is made shortly after the purchase of shares, you will not receive the redemption proceeds until the check(s) received for the shares purchased has cleared. Under such circumstances, it may take as long as 15 days for a shareholder to receive the proceeds of a redemption. You may avoid such delays by purchasing shares with a certified or cashier's check, or by federal funds wire.

    To redeem your shares in a non-retirement account, you may use any of the methods described below. To sell shares in a retirement account, you should contact Investor Services or your Financial Intermediary for special instructions. For your protection, certain redemption requests may require a signature guarantee. See "Special Situations--Signature Guarantee." You may redeem shares in the following ways:


-          Mail:           To be in proper form, written requests for
                           redemption must include 1) the total dollar
                           value of shares or the total number of shares
                           to be redeemed, 2) the investor's account
                           number, 3) the Fund's name and applicable
                           class name, and 4) the signature of each
                           registered owner exactly as the shares are
                           registered, and 5) in certain situations, a
                           signature guarantee. See "Special
                           Situations-Signature Guarantee." The Transfer
                           Agent may require additional supporting
                           documents for redemptions made by
                           corporations, executors, administrators,
                           trustees, or guardians. A redemption request
                           will not be deemed to have been submitted
                           until the Transfer Agent receives

                           all required documents in proper form. All documents and correspondence concerning redemptions should be sent to Investor
                           Services at the address listed above under "INFORMATION YOU NEED TO KNOW TO PURCHASE,
                           REDEEM OR EXCHANGE SHARES."

-          Telephone:      You may redeem shares by calling Investor
                           Services at the telephone number listed above
                           under "INFORMATION YOU NEED TO KNOW TO
                           PURCHASE, REDEEM OR EXCHANGE SHARES."

-          Wire:           Should you wish to receive instructions on
                           how to obtain your funds by wire, please call
                           Investor Services. At the present time there
                           is no fee charged for redemptions by wire
                           transfer. However, in the future the Funds
                           may elect to impose such a fee.

-          Financial
           Intermediaries: Shares may also be redeemed by telephone from
                           Financial Intermediaries who have established a shareholder servicing relationship with the Distributor and/or the Funds. Such redemption orders should be placed by the Financial
                           Intermediary with the Transfer Agent. Shares will be redeemed at the net asset value determined on a shareholder's trade date. The three-day period within which the proceeds of the redemption will be sent to the shareholder or shareholder's Financial
                           Intermediary will begin on the day of the net asset value calculation, unless the Transfer
                           Agent has not received a written request in proper form from the Financial Intermediary by the third day. In that event, the proceeds of the redemption will be sent to the shareholder or the shareholder's Financial
                           Intermediary immediately upon the Transfer
                           Agent's receipt of the written request in proper form. Financial Intermediaries are responsible for the prompt transmittal of redemption orders to the Transfer Agent.
                           Financial Intermediaries not affiliated with a Fund may charge a fee for handling redemptions.

                     --------------------------------------

                                HOW TO EXCHANGE
                                  YOUR SHARES
                       ----------------------------------

    BEFORE MAKING AN EXCHANGE TO ANOTHER FUND, THE INVESTOR SHOULD READ THE PROSPECTUS RELATING TO THE FUND OR FUNDS INTO WHICH SHARES ARE BEING EXCHANGED.

    The proceeds from the redemption of your shares may be used to purchase shares of any other Fund in every state in which the exchange may be made legally, provided you may only exchange if the dollar value of the exchange is sufficient to satisfy any minimum investment requirements in the new Fund. You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. The exchange privilege is a standard option on all accounts. If you do not want this option, please mark the appropriate box on the application. You may exchange shares in the following ways:

-          Exchange by
           Mail: Any written exchange request, in proper form, may be mailed or express mailed to the Transfer Agent to the appropriate address listed above under "INFORMATION YOU NEED TO
                           KNOW TO PURCHASE, REDEEM OR EXCHANGE YOUR
                           SHARES."

-          Exchange by
           Telephone:      You may exchange shares by telephone by
                           contacting Investor Services at the number
                           listed above under "INFORMATION YOU NEED TO
                           KNOW TO PURCHASE, REDEEM OR EXCHANGE YOUR
                           SHARES."

    The exchange of shares of the Fund for shares of another fund is treated for federal and state income tax purposes as a sale on which an investor may realize a capital gain or loss.

    Excessive trading can hurt Fund performance. Each Fund reserves the right to terminate or modify the exchange privilege applicable to all shareholders at any time upon 60 days' notice. This exchange privilege may be temporarily or permanently suspended with respect to any shareholder that engages in more than ten exchanges in any 12-month period.

WHAT YOU SHOULD KNOW ABOUT TELEPHONE TRANSACTIONS:

    Each Fund, the Adviser and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The failure of a Fund to do so may result in the Fund being liable for losses due to unauthorized or fraudulent telephone transactions. However, a Fund, the Adviser and the Transfer Agent will not be liable for executing telephonic instructions that are deemed to be authorized after following reasonable procedures. Such reasonable procedures include providing written confirmation of telephone transactions, tape recording telephone instructions, and requiring specific personal information prior to acting upon telephone instructions.

                     --------------------------------------

                               WHEN TRANSACTIONS
                                  ARE RECORDED
                                IN YOUR ACCOUNT
                       ----------------------------------

    Your trade date is the date when transactions are recorded in your account. Your shares are purchased, redeemed or exchanged at the net asset value determined on your trade date.

                     --------------------------------------

                                   STATEMENTS
                       ----------------------------------

    You will receive a quarterly summary of all account activity for the most recent calendar quarter and an annual statement which includes all activity during the most recent year. You will also receive a statement of account after any transaction that affects your share balance or share registration, other than for the reinvestment of dividends or distributions or investments made through the Systematic Exchange Program discussed below. See "SPECIAL SERVICES." In addition to the annual statement, you will also receive, in January, a full report of your account activity during the prior year.

                     --------------------------------------

                               SPECIAL SITUATIONS
                       ----------------------------------

   SIGNATURE GUARANTEE. A signature guarantee is designed to protect you and the Funds from fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

    -  you wish to redeem more than $15,000 worth of shares;


    - the redemption proceeds are to be sent to a different name or address than is registered on your account;



    -  you wish to change your name or add/remove an owner on your account; or



    - you wish to add/change a beneficiary on your transfer-on-death account or retirement account.


    A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

    INVOLUNTARY CONVERSION. In order to reduce expenses, if the shares in your account other than a tax-deferred retirement account, are worth less than $750,000, the Fund may, at its discretion, elect to convert the shares into shares of that Fund's Primary Class. You will receive 60 days' prior written notice in which to purchase additional shares, to avoid such a conversion.

    INVOLUNTARY REDEMPTION. Any Fund may compel the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined by the Code.

                     --------------------------------------

                                SPECIAL SERVICES
                       ----------------------------------

   SYSTEMATIC EXCHANGE. Systematic Exchange allows you to make regular, systematic exchanges of at least $10,000 from one Crabbe Huson Fund into another Crabbe Huson account. When you establish a systematic exchange program, you authorize the Fund, the Transfer Agent and their agents to sell shares at a set dollar amount or number of shares from the first account and purchase shares of a second Crabbe Huson Fund. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a gain or loss. To establish this program, you may call your Financial Intermediary or Investor Services at (800) 541-9732. You may only make a systematic exchange into shares of the Institutional Class of one of the Funds. Further, both accounts must satisfy all investment minimums.

                     --------------------------------------

                        DIVIDENDS, CAPITAL GAINS, TAXES
                       ----------------------------------

    Each Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year. Each Fund declares and distributes realized capital gains, if any, to shareholders in December. Dividends for the Small Cap and Equity Funds are distributed in December. Dividends for the Asset Allocation Fund are distributed on the last business day of each fiscal quarter.

    On the date the dividends or capital gains are declared, they will automatically be reinvested in additional shares of the same class of your Fund unless you have elected to receive payments in cash. You may elect the option to receive your distributions in cash by so specifying on your application.

    Each Fund intends to qualify each year as a "regulated investment company" under the Code so it will not pay federal taxes on either income or capital gains distributed to shareholders, although there can be no assurance that they will so qualify.

    Each Fund will be subject to a 4% excise tax on a portion of its undistributed income if they fail to meet certain annual distribution requirements. Each Fund intends to make distributions in a timely manner and, accordingly, does not expect to be subject to the excise tax.

    For federal income tax purposes, all distributions are reportable as taxable income whether a shareholder elects to take them in cash or reinvest them in additional shares of a Fund.

    Distributions representing net investment income (including short-term capital gains) are taxable as ordinary income. Distributions derived from net long-term capital gains that are properly designated by a Fund as such will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares.

    Under the Revenue Reconciliation Act of 1993 (the "Act"), potentially favorable income tax treatment on distributions representing long-term capital gains has been restored, effective for tax years beginning after 1992. Under the Act, ordinary income may be taxed at marginal rates significantly (up to 11.6%) higher than the marginal rate at which long-term capital gains are taxed. Accordingly, distributions representing net long-term capital gains may be subject to a reduced rate of tax to shareholders.

    Shareholders may be subject to a $50 penalty under the Internal Revenue Code and the Funds may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another fund for whom the Adviser acts as Adviser) and of any dividend or distribution on any account, where the shareholder failed to provide a correct taxpayer identification number or to make certain required certifications.

    The foregoing relates only to federal income tax consequences for shareholders who are U.S. citizens or corporations. Shareholders should consult their own tax advisers regarding these matters, and regarding state, local, and other applicable tax laws.

    Each Fund will issue annually, in January, a full report to each shareholder detailing the tax status of each distribution to the shareholder during the calendar year. The Fund do not assume any responsibility for the calculation of any taxable gain (or loss) from the purchase and sale of Fund shares, including purchases made with reinvested dividends and/or capital gains. Every shareholder should consult with their tax adviser concerning such calculations and tax consequences.

    Each Fund will be treated as a separate entity and thus the provisions of the Code applicable to registered investment companies generally will be applied to each fund separately instead of the Trust as a whole. Net capital gains, net investment income and operating expenses will be determined separately for each Fund.

                   ------------------------------------------

                                   APPENDIX A
                       ----------------------------------

BOND RATING AGENCIES:

    The following is a description of the bond ratings employed by Moody's Investors Service, Inc. ("Moody's").

    Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

    The following is a description of the bond ratings employed by Standards & Poor's Corporation ("S&P").

    AAA: Bonds rated AAA are highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

    BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    C1: The rating C1 is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarding as having extremely poor prospects of ever attaining any real investment standing.

    The S&P letter rating may be modified by the addition of a plus (+) or minus sign (-), which is used to show relative standing within rating categories between AA to CCC.

    From time to time a bond rating agency may adjust its rating of a particular bond issue. Subsequent to a Fund's purchase of a bond, such a bond may have its rating reduced (down graded) to a category not permitted to be owned by that Fund, or it may cease to be rated. Neither case would require that a Fund eliminate such a bond from its portfolio. However, the Fund's Adviser will consider such an event in determining whether or not the Fund should continue to hold such a security.

                   ------------------------------------------

                                   APPENDIX B
                       ----------------------------------

HEDGING INSTRUMENTS:

    OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchase will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    Purchase of these financial instruments allows the Adviser to hedge against changes in market conditions. For example, the Adviser may purchase a put option in a securities index or when it believes that the stock prices will decline. Conversely, the Adviser may purchase a call option in a securities index when it anticipates that stock prices will increase.

     MAILING ADDRESS

     CRABBE HUSON FUNDS
     P.O. BOX 8413
     BOSTON, MA 02266-8413

     INVESTMENT ADVISER

     THE CRABBE HUSON GROUP, INC.
     121 S.W. MORRISON, SUITE 1400
     PORTLAND, OR 97204

     DISTRIBUTOR

     CRABBE HUSON SECURITIES, INC.
     121 S.W. MORRISON, SUITE 1400
     PORTLAND, OR 97204

     LEGAL COUNSEL

     DAVIS WRIGHT TREMAINE
     1300 S.W. FIFTH AVENUE, SUITE 2300
     PORTLAND, OR 97201

     INDEPENDENT AUDITORS

     KPMG PEAT MARWICK LLP
     1211 S.W. FIFTH AVENUE, SUITE 2000
     PORTLAND, OR 97204

     TRANSFER AGENT &
     INVESTOR SERVICES

     STATE STREET BANK AND TRUST COMPANY
     P.O. BOX 8413
     BOSTON, MA 02266-8413

     FUND TRUSTEES

     GARY L. CAPPS
     JAMES E. CRABBE
     RICHARD S. HUSON
     LOUIS SCHERZER
     BOB L. SMITH
     CRAIG P. STUVLAND
     RICHARD P. WOLLENBERG
     WILLIAM W. WYATT, JR.